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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 VELOCITA CORP.
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 19, 2002

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                Date of report (Date of earliest event reported)

                                  VELOCITA CORP.
             (exact name of registrant as specified in its charter)


               DELAWARE                                333-39646                             52-2197932
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    (State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)

            2941 Fairview Park Dr, Suite 200, Falls Church, VA 22042

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               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 564-7200

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              (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On February 19, 2002, Velocita Corp. (the "Company") announced changes in its financial organization and the retention of a financial advisor to explore strategic alternatives.

         A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1     Press Release, dated February 19, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VELOCITA CORP.




                                     By:  /s/ W.TERRELL WINGFIELD JR.
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                                          Name:  W. Terrell Wingfield Jr.
                                          Title: Senior Vice President and
                                                 General Counsel


Date: February 20, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION

99.1                      Press Release, dated February 19, 2002.